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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): MARCH 29, 2002



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)


               DELAWARE                                 1-9397                               76-0207995
       (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



              3900 ESSEX LANE, HOUSTON, TEXAS                                         77027
         (Address of Principal Executive Offices)                                   (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600






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ITEM 5.  OTHER EVENTS.

          The matters set forth in the press release attached as Exhibit 99.1 hereto are incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 - Press Release of the Company dated March 29, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BAKER HUGHES INCORPORATED



Dated: April 22, 2002                        By:          /s/Sandra E. Alford
                                                 -------------------------------
                                                            Sandra E. Alford
                                                          Corporate Secretary





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